                                                                    Exhibit 10.5

          SCHEDULE TO FORM OF MEDITRUST LEASEHOLD IMPROVEMENT AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Facility Location        Lessee                 Location Of Land       Project                 Funding By Lessor
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Hendersonville,          TC Realty of           Hendersonville,        66 beds located in 60   $5,996,331.00
TN                       Hendersonville, Inc.   Sumner County,         units
                                                Tennessee
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Knoxville,               TC Realty of           Knoxville, Knox        106 beds located in     $8,267,597.00
TN                       Knoxville, Inc.        County, Tennessee      106 units
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Kingsport,               TC Realty of           Kingsport, Sullivan    66 beds located in 60   $3,840,931.00
TN                       Kingsport, Inc.        County, Tennessee      units
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Chesterfield,            TC Realty of           Chesterfield County,   80 beds located in 80   $4,370,259.00
VA                       Chesterfield, Inc.     Virginia               units
------------------------ ---------------------- ---------------------- ----------------------- ----------------------


------------------------ ---------------------- ---------------------- ----------------------- ----------------------
                         Architect              Architect's            Contractor              Construction
                                                Contract Dated                                 Contract Dated
Facility Location                               As Of                                          As Of
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Hendersonville,          KWM Group, Inc.        April 29, 1998         May Construction        June 19, 1998
TN                                                                     Company
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Knoxville,               KWM Group, Inc.        December 17, 1997      Westra Construction,    June 19, 1998
TN                                                                     Inc.
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Kingsport,               Ken Ross Architects,   January 2, 1998        J. A. Street and        June 8, 1998
TN                       Inc.                                          Associates
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Chesterfield,            Charles D. Foster,     November 6, 1997       CCI/Ortenzio Company,   June 24, 1998
VA                       Architect, P.A.                               Inc.
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

------------------------ ---------------------- ----------------------
                         Project Budget         Amount Of First
                                                Installment Of
Facility Location                               Development Fee
------------------------ ---------------------- ----------------------
Hendersonville,          $4,370,259.00          $225,000.00
TN
------------------------ ---------------------- ----------------------
Knoxville,               $8,267,597.00          $337,500.00
TN
------------------------ ---------------------- ----------------------
Kingsport,               $3,840,931.00          $225,000.00
TN
------------------------ ---------------------- ----------------------
Chesterfield,            $5,996,331.00          $300,000.00
VA
------------------------ ---------------------- ----------------------